战略合作协议书

甲方：航天四创科技有限责任公司（以下简称甲方）
法定地址：北京市海淀区阜成路16号航天科技大厦B座6层
邮政编码：100048
法定代表人： 车玫
联系电话：010-68373633
联系传真：010-68372433

乙方：北京市运基通技术服务有限公司（以下简称乙方）
法定地址：北京市海淀区花园路2号院2号楼1407室
邮政编码：
法定代表人：罗鸿业
联系电话：
联系传真：

根据《中华人民共和国合同法》等有关规定，甲、乙双方经友好协商，就双方在无线宽带应用及项目开发业务领域建立合作伙伴关系达成如下合作协议：

第一条：合作内容

双方就无线宽带应用或共同认可的项目开展合作，双方在特定的合作项目中具体的权利、义务，以届时双方签订的合同约定为准。

双方初步商定将广西数字漓江管理平台项目、神华铁路无线宽带专网项目、山西超载无线宽带监控项目等作为合作内容加以落实。对于每一个具体的合作项目，双方应共同制定该项目的预算和实施方案，并按本协议约定的原则另行签订合作合同。

第二条：合作分工

（一） 在合作项目中，甲乙双方将按下列分工进行操作，

甲方负责政府市场和行业市场的开发与跟踪。

乙方负责为项目提供如下支持：

(1)项目技术方案设计；

(2)项目实施选址和施工；

(3)项目融资；

(4)设备（包括软件）采购、安装调试和运营维护；

(5)带宽租用；

(6)系统安全和优化；

(7)项目管理和运营管理；

(8)售后服务；

(9)为开发和实施合作项目所需要的其他服务。

（二） 在合作项目的实施过程中，未经乙方事先书面同意，甲方不得将项目的任何部分委托或分包给第三方。

（三） 若对于合作项目任何部分的实施有特别的资质或专业知识要求，乙方可以将该部分工作分包给合格的第三方。若甲方具有提供该服务的资质或专业知识，乙方在同等条件下应优先将服务分包给甲方。

第三条：合作期限

自本协议签订之日起生效，至协议中所约定的合作项目结束终止。合作项目结束时间以乙方收到甲方支付的最后一笔款项为准。

在本协议有效期内，任何一方不得提前终止本协议。

如果在本协议有效期限内，甲方或乙方经营期限届满或因其他原因终止经营，则本协议于该方经营期限届满或终止时提前终止。

如双方有一方存在违约现象，另一方有权提出提前终止本协议，并保留追究其法律责任的权利。

第四条： 权利和义务：

（一）甲方的权利和义务

（1）甲方需根据用户的要求，准备相应的所需材料，如 CA 认证等。如项目需要甲方人员到现场，甲方需派相应人员配合乙方完成相应工作，甲方的差旅费用自理。

（2）如甲方与业主签约，甲方在收到业主支付款项后按届时甲乙双方签订的合作合同的约定向乙方支付相应款项。

（3）为确保双方利益不受损害，在项目开展过程中，甲方保证随时与乙方沟通、设立专人联系并及时将项目进展情况以传真、固定号码及邮箱写明等书面形式通报乙方。

（二）乙方的权利和义务

（1）在本协议存续期间，乙方支持甲方，并向甲方提供必要的信息。

（2）乙方负责项目开展过程中的标书制作、设备成本估算、工程现场勘查、工程造价估算和整体报价把控等工作，此部分工作所产生的费用由乙方负责。

（3）乙方在为甲方提供服务的过程中应严格遵守中国的法律法规和政策，尤其是中国关于互联网运行安全、信息安全与国家安全的相关规定。

（4）为确保双方利益不受损害，在项目开展过程中，乙方保证随时与甲方沟通联系，设立专人并及时将项目进展情况以传真、邮件等书面形式通报给甲方。

第五条：保密条款

有关本次合作，甲乙双方提供的所有资料只能用于与合作项目有关的用途。甲乙双方应将对方提供的资料视为商业秘密；未经另一方书面许可的情况下，不得擅自将双方合作的任何内容包括但不限于文件、邮件、数据等向任何第三方透露。透露方须赔偿由此给另一方带来的全部经济损失。

本合同的终止不应影响本合同约定的保密责任效力。

保密期限至合同终止后的第 730 日。

第六条：其他约定

本协议自双方签字加盖公章后生效，一式四份，双方各执两份，均具有同等法律效力。本协议一经签署，未经双方同意，任何一方不得随意更改本协议。

如协议在执行过程中出现未尽事宜或有任何变更、补充或修改，双方应协商解决，协商结果以“补充协议”形式确定，与本合同具有同等效力。双方来往文件均以中文书写。

甲方：航天四创科技有限责任公司

授权代表（签字）：

签字日期：2012.4.19

乙方：北京市运基通技术服务有限公司

授权代表（签字）：

签字日期：19/4/2012